UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

WEB.COM GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	94-3327894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:
000-51595

(Address of principal executive offices and zip code)
12808 Gran Bay Parkway West
Jacksonville, FL 32258

Registrant's telephone number, including area code:
(904) 680-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Approval of 2015 PSU and 2016 PSU Award Vesting
On February 14, 2017, the following performance-based restricted stock units granted in 2015 (“2015 PSUs”) and 2016 ("2016 PSUs") to the following executive officers (the "Named Executive Officers") of Web.com Group, Inc. (the "Company") under the Company’s 2014 Equity Incentive Plan (the “Plan”), vested as follows:

Name	2015 PSU Shares(1)	2016 PSU Shares(2)
David L. Brown President and Chief Executive Officer	12,274	16,364
Kevin M. Carney Chief Financial Officer	3,682	4,909
Roseann Duran Chief People Officer	1,534	2,455
(1)        The 2015 PSUs were granted in 2015 with a vesting period of three years. The actual number of shares that may be earned and issued for a particular year may range from 0-200% of 1/3 of the target number of shares based upon the over achievement or under achievement of the financial measures for the relevant performance period. The percentage achievement in 2016 was 37%.
(2)        The 2016 PSUs were granted in 2016, also with a vesting period of three years. The actual number of shares that may be earned and issued for a particular year may range from 0-200% of 1/3 of the target number of shares based upon the over achievement or under achievement of the financial measures for the relevant performance period. The percentage achievement in 2016 was 49%.
The financial measures for the 2017 period will consist of non-GAAP revenue and adjusted EBITDA targets, with a performance multiplier based on total stockholder return, relative to the Company's peer group.
Approval of 2017 Equity Awards
On February 14, 2017, the Named Executive Officers received under the Plan performance-based restricted stock units ("Target 2017 PSUs"), and restricted stock ("2017 RSs"), to acquire the following numbers of shares of Web.com the Company's common stock:

Name	2017 RSs	Target 2017 PSUs
David L. Brown President and Chief Executive Officer	100,000	100,000
Kevin M. Carney Chief Financial Officer	30,000	30,000
Roseann Duran Chief People Officer	15,000	15,000

The 2017 RSs shall vest as follows: 1/4th of the number of shares on the first anniversary of the grant date; 1/4th of the number of shares on the second anniversary of the grant date; 1/4th of the number of shares on the third anniversary of the grant date; and 1/4th of the number of shares on the fourth anniversary of the grant date.
The 2017 PSUs shall vest over a three-year term based on financial targets determined by the Compensation Committee. The financial measures for the 2017 period will consist of non-GAAP revenue and adjusted EBITDA targets, with a performance multiplier based on total stockholder return, relative to the Company's peer group. The actual number of shares that may be earned and issued in each vesting period may range from 0-200% of 1/3 of the target number of shares set forth in the table above based upon the over achievement or under achievement of the financial measures for the relevant performance period.
No shares subject to the 2015 PSUs, 2016 PSUs, the 2017 PSUs or 2017 RSs shall vest on any vesting date if on such date the Named Executive Officer is not providing Continuous Service (as such term is defined in the Plan) to the Company or any of its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2017                    WEB.COM, GROUP, INC.

By:     /s/ Matthew P. McClure
Secretary